UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Total Return Fund Inc.

(fka Virtus Global Dividend & Income Fund Inc.)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

November 30, 2019
Virtus Total Return Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution rate of $0.113 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/products/virtus-total-return-fund.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Inc. Shareholder:
I am pleased to present this annual report for Virtus Total Return Fund Inc. (ZTR) and take this opportunity to thank shareholders of the former Virtus Total Return Fund Inc. (ZF) and the Fund for supporting the reorganization of ZF into the Fund1.
We proposed the reorganization to benefit shareholders in several ways. We saw an opportunity to create a larger fund with economies of scale, including lower portfolio trading costs and a lower total annual operating expense ratio because the fixed expenses of the combined fund are spread over a larger asset base. In addition, as we anticipated, the reorganization has increased trading volume in the surviving fund, which can have a positive impact the trading experience and provide Fund shareholders with increased market liquidity. Once again, I thank you for supporting the reorganization and entrusting your assets to us.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management about the financial markets and the performance of the Fund’s equity and fixed income investments, respectively for the 12 months ended November 30, 2019. The report also includes a discussion from the portfolio management team at Rampart Investment Management about the impact of the options overlay strategy on Fund performance.
For the 12-month period ended November 30, 2019, the Fund’s net asset value (NAV) increased 16.67%, including $1.44 in reinvested distributions, and its market price increased 41.67%. For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.61%. The underlying indices returned 15.28% for equities, and 10.79% for fixed income. The effect of the options overlay strategy was (1.39%) for the fiscal year.
Should you have questions about your account or require assistance, please visit the closed-end fund section of Virtus.com, or call our customer service team at 866-270-7788. We appreciate your business and remain committed to your long-term financial success.
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
January 2020

1Virtus Total Return Fund Inc. (NYSE: ZF) was reorganized into Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) on November 18, 2019. On that date, the name of the surviving fund was changed to Virtus Total Return Fund Inc., and that fund has continued to trade under the “ZTR” ticker symbol. Historical performance prior to November 18, 2019 reflects the performance of ZF, which is the accounting survivor of the merger.
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than performance shown above.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2019
About the Fund:
Virtus Total Return Fund Inc. (formerly known as Virtus Global Dividend & Income Fund Inc.) (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
On November 18, 2019, pursuant to a recommendation from the Board of Directors and approval by shareholders, Virtus Total Return Fund Inc. (NYSE: ZF) (the “Merged Fund”) merged with and into the Fund (which was renamed Virtus Total Return Fund Inc.). The Fund is the legal surviving entity in the reorganization, while the Merged Fund is the accounting survivor or continuing portfolio for purposes of financial and performance history in the post-reorganization fund. See Note 11, Plan of Reorganization, in the Notes to Financial Statements.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2019, the Fund’s leverage consisted of $184.75 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal year ended November 30, 2019.
How did global equity markets perform during the Fund’s fiscal year ended November 30, 2019?
After a tumultuous end to 2018, global equity markets, as measured by the MSCI World Index (net), rallied in 2019 to post a one-year return of 14.5%. The volatility of the period was sparked by mixed economic data and continued trade tensions between the U.S. and China. Government bond yields in most developed markets declined markedly during the year, as many central banks cut sovereign interest rates in response to these uncertainties.
Over the last 12 months, the benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), modestly outperformed the broader global equity markets, as measured by the MSCI World Index (net). All infrastructure sectors posted positive returns for the period, led by the strong performance of wireless tower companies within the communications sector. Energy infrastructure found some strength in the period after a volatile 2018, as investors looked to the large-cap midstream companies for defensive exposure to the sector. Transportation stocks were also in positive territory, benefiting from lower interest rates and the potential bottoming of the global economic slowdown. The performance of the utilities sector was solid, bolstered by a favorable interest rate environment on top of good visibility into capital expenditure opportunities that seek to provide earnings growth.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
The equity portion of the Fund outperformed both the developed equity markets, as measured by the MSCI World Index (net), and its benchmark for the fiscal year ended November 30, 2019. The Fund’s equity sleeve returned 25.16% (gross of fees and expenses), while the benchmark returned 15.28%. Outperformance versus the benchmark was primarily due to favorable stock selection in the utilities, communications, and transportation sectors. The impact from stock selection in the energy infrastructure sector was a detractor to performance. Sector allocation also provided a modest positive effect, driven by the overweight of communications (best performing sector) and the underweight of utilities (worst performing sector, though still positive). Allocations to the transportation and energy infrastructure sectors had a negligible effect on relative performance.
Drilling down to security level holdings, the portfolio’s lack of exposure to PG&E Corp. was the top contributor to relative performance. PG&E is a California-based utility that filed for bankruptcy earlier in the year due to liabilities stemming from the wildfires in the state. As PG&E works its way through the bankruptcy courts, we believe the stock is not appropriate for our strategy. The second best contributor to relative performance was Cellnex, a Spanish company that is a key player in the emerging European wireless tower market. European telecom operators are beginning to sell or spin off their tower portfolios, similar to what the U.S. experienced over a decade ago. Cellnex has sought to capitalize on this trend by actively acquiring towers in an effort to strengthen its long-term cash flow profile. Other top contributors to relative performance included ENEL S.p.A., Sempra Energy, and Orsted A/S.
Antero Midstream was the largest detractor during the period. Antero Midstream lagged despite the positive simplification transaction between the former Master Limited Partnership (MLP) and its general partner. The weak performance was driven by market concerns around the expectation for flat production growth at Antero’s parent company, as well as exposure to natural gas in the Northeast U.S. Golar LNG, an owner and operator of floating liquefied natural gas (LNG) vessels, also detracted from performance given a drop in global LNG prices and shipping rates. While tensions between the U.S. and China cast doubt on the LNG trade, we believe the long-term prospects for LNG demand remain robust, and we continued to hold the stock as of the end of the fiscal year. The company executed well and signed contracts for projects under construction, but the complexity of the corporate structure was an overhang. Rounding out the top five detractors to relative performance were The Southern Co., Edison International, and CSX Corp.
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the fiscal year ended November 30, 2019.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
How did the fixed income markets perform during the fiscal year ended November 30, 2019?
The 12-month period included multiple challenges, including bouts of elevated volatility. The final quarter of 2018 witnessed a meaningful mispricing of risk assets. This was especially pronounced in December. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. U.S. economic data stayed on a positive trend, which contrasted with other global economies. During this time, U.S. Treasuries performed well while spread sector performance was mixed. Sectors within the securitized products universe, such as asset-backed securities and residential mortgage-backed securities, generally outperformed, whereas corporate and emerging markets-related sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The high yield sector was the largest underperformer during the fourth quarter of 2018.
The year 2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the Federal Reserve (the Fed) and the European Central Bank (ECB), reacted to slowing economic activity and tame inflation by pivoting their tone and policy toward easing. This significant development, combined with improved valuations, led to a return to favor of risk assets. Most spread sectors outperformed through November 2019, led by investment grade corporates, emerging markets, and yankee high quality. Within spread sectors, the asset classes that were hardest hit in late 2018 outperformed during the first 11 months of 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors, while still positive, lagged other sectors.
At its December 2018 meeting, the Fed raised its target range to 2.25% to 2.50%, up from 2.00% to 2.25%. The committee, indicating a pivot toward easing of monetary policy early in 2019, signaled that rates are likely on hold for the balance of 2019. The Fed also announced changes to the management of its balance sheet. However, in early June the Chairman of the Fed indicated they are monitoring the impact of the tariff issues on the U.S. economic outlook, which was interpreted by the market that the Fed had opened the door to the rate cut discussion. The Fed subsequently lowered its target rate at the July, September, and October meetings to a range of 1.50% to 1.75%. The Committee continued through the end of the period to reinforce its view that current policy is appropriate and that it will continue to act to support the economic expansion.
The Treasury yield curve continued to twist and shift broadly flatter and lower during the 12 months ended November 30, 2019.
What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?
For the fiscal year ended November 30, 2019, the fixed income portfolio returned 16.67% (gross of fees and expenses), while the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 10.79%.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
The outperformance of most spread sectors relative to U.S. Treasuries and agency mortgage-backed securities was the key driver of the portfolio’s performance for the fiscal year ended November 30, 2019. Among fixed income sectors, the portfolio’s issue selection within the corporate high quality, yankee high quality, and corporate high yield sectors had a positive impact on performance for the fiscal year.
The portfolio’s overall shorter duration versus the benchmark hurt performance from a total return perspective. During the fiscal year, the portfolio’s allocations to high yield bank loans and emerging markets high yield were the largest detractors from performance. Asset-backed and non-agency residential mortgage-backed securities also underperformed, given the shorter duration of these sectors during a period when rates were declining.
Manager Comments – Rampart Investment Management Company, LLC (Rampart)
Rampart manages the Fund’s options overlay strategy, which seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Rampart and it covers the fiscal year ended November 30, 2019.
How did the options overlay strategy perform for the Fund during the fiscal year ended November 30, 2019?
The performance of the options overlay strategy, which returned -1.39% (before fees and expenses) during the fiscal year, was characterized by two vastly different periods – the hectic market of December 2018, and everything that came after.
December ensured that 2018 would be remembered as one of the most turbulent years in the history of the modern U.S. stock market. In fact, it was the worst December since the Great Depression. Volatility reached levels not seen since the sovereign credit of the U.S. was downgraded in 2011. The average daily index move in December 2018 equaled the average monthly move for 2017. The frantic recovery rally on December 26 was the largest upward move since March of 2009.
Perhaps the most alarming thing about the stock market in December 2018 was that the cause of the turmoil was never clear. Certainly, risks were in no short supply, as investors worried about a potential economic slowdown, changes in Fed policy, and an ongoing trade war between the U.S. and China. But typically, when we see 2%, 3%, and certainly 5% one-day moves, we expect there to be some significant, acute market catalyst. For the wild daily moves in December, such catalysts were either hard to find, or eclipsed by the size of the market response. An inescapable conclusion is that there was at least some element of irrational behavior at work.
While the options overlay strategy has a strict risk management protocol that seeks to mitigate damage during unusual market moves, the market dynamics of December 2018 led to losses on a handful of trades. The strategy aims to accommodate a turbulent market while pursuing returns, but the outsized nature of the December moves was beyond what was reasonably modeled and planned for. The options overlay lost about 2.34% in the month of December.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
As 2019 began, a new sense of rationality appeared to take hold in the U.S. stock market. There were abundant signs of skepticism in the options market, despite the return to normalcy in the cash market. This was evidenced by attractive prices for put and call options, and the overlay strategy achieved a relatively consistent streak of winning trades through the year. When losses were realized, they were of a more reasonable magnitude than in the more unhinged market of December 2018.
While the market was bullish, it was highly cognizant of risk. Traders welcomed new highs, but were not irrationally exuberant. Encouragingly, market reactions were in line with the catalysts. When there was favorable economic/trade news, stocks went up, but not to an alarming degree. When there was unfavorable news, stocks dropped, but we rarely saw any panic selling. These are all signs of a well-functioning market.
For the period from January through November 2019, the options overlay strategy contributed about 0.95% to Fund performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation, and increase downside losses.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may impact volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments, net of written options, at November 30, 2019.
Asset Allocations
Common Stocks		60%
Utilities	29%
Industrials	15
Energy	9
All Other Common Stocks	7
Corporate Bonds and Notes		18
Financials	4
Energy	3
Industrials	2
All Other Corporate Bonds and Notes	9
Mortgage-Backed Securities		9
Leveraged Loans		3
Foreign Government Securities		3
Asset-Backed Securities		3
Preferred Stocks		1
Other (includes short-term investments and written options)		3
Total		100%
Country Weightings
United States	67%
Canada	8
Australia	5
Spain	5
France	2
Italy	2
Netherlands	2
Other	9
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2019
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index for Virtus Total Return Fund Inc.
A composite index which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the composite prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether or not they have adopted the Euro.
Exchange-Traded Funds (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnership (MLP)
Entities commonly referred to as “MLP” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2019
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Infrastructure Sector Capped (net)
The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Payment in Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yankee Bond
A yankee bond is a bond issued by a foreign entity, such as a bank or company, but is issued and traded in the United States and denominated in U.S. dollars.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2019
($ reported in thousands)

	Par Value	Value
U.S. Government Securities—0.3%
U.S. Treasury Note
2.500%, 12/31/20	$ 375	$ 378
2.250%, 3/31/21	1,150	1,158
Total U.S. Government Securities (Identified Cost $1,537)		1,536

Municipal Bonds—0.8%
California—0.4%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,000	1,665
University of California, Series B-A, Taxable 4.428%, 5/15/48	290	318
		1,983

Idaho—0.1%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	355	442
New York—0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue 4.000%, 5/1/42	695	784
Texas—0.0%
State of Texas 3.211%, 4/1/44	110	112
Virginia—0.1%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	565	591
Total Municipal Bonds (Identified Cost $3,669)		3,912

	Par Value	Value

Foreign Government Securities—4.6%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)	$ 225	$ 25
RegS 8.250%, 10/13/24(1)(2)	610	69
RegS 7.650%, 4/21/25(1)(2)	830	93
Dominican Republic
144A 5.950%, 1/25/27(3)	230	249
144A 6.000%, 7/19/28(3)	605	660
Islamic Republic of Pakistan 144A 6.875%, 12/5/27(3)	400	402
Kingdom of Abu Dhabi 144A 3.125%, 9/30/49(3)	550	536
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	1,080	1,119
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	600	722
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(3)	1,050	1,104
144A 4.500%, 10/26/46(3)	660	734
Republic of Angola
144A 8.250%, 5/9/28(3)	640	653
144A 8.000%, 11/26/29(3)	525	523
Republic of Costa Rica 144A 6.125%, 2/19/31(3)	630	637
Republic of Egypt
144A 7.600%, 3/1/29(3)	615	652
144A 8.500%, 1/31/47(3)	600	634
Republic of Ghana
144A 7.625%, 5/16/29(3)	200	198
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
144A 8.125%, 3/26/32(3)	$ 665	$ 655
Republic of Indonesia 144A 4.350%, 1/8/27(3)	840	913
Republic of Kenya 144A 8.000%, 5/22/32(3)	970	1,022
Republic of Mongolia 144A 8.750%, 3/9/24(3)	225	254
Republic of Nigeria 144A 7.875%, 2/16/32(3)	1,200	1,220
Republic of Panama 4.300%, 4/29/53	400	462
Republic of South Africa
5.875%, 9/16/25	660	719
5.650%, 9/27/47	390	375
Republic of Turkey
7.375%, 2/5/25	170	183
4.875%, 10/9/26	800	752
6.000%, 3/25/27	730	726
7.625%, 4/26/29	910	986
Russian Federation 144A 5.625%, 4/4/42(3)	1,600	2,027
Ukraine 144A 7.375%, 9/25/32(3)	1,715	1,745
United Mexican States
4.150%, 3/28/27	265	282
4.500%, 4/22/29	580	636
Series M 6.500%, 6/9/22	5,044 MXN	256
Total Foreign Government Securities (Identified Cost $22,835)		22,223
	Par Value	Value

Mortgage-Backed Securities—12.0%
Agency—0.6%
Federal National Mortgage Association
Pool #MA3088 4.000%, 8/1/47(4)	$ 387	$ 406
Pool #MA3638 4.000%, 4/1/49	1,310	1,358
Pool #MA3692 3.500%, 7/1/49	657	674
Pool #CA4128 3.000%, 9/1/49	468	475
		2,913

Non-Agency—11.4%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(3)(5)	206	211
Ajax Mortgage Loan Trust
2019-D, A1 144A 2.956%, 9/25/65(3)(5)	515	513
2018-C, A 144A 4.360%, 9/25/65(3)(5)	718	728
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	1,000	1,071
2015-SFR1, A 144A 3.467%, 4/17/52(3)	165	171
2015-SFR2, C 144A 4.691%, 10/17/52(3)	340	367
Angel Oak Mortgage Trust 2019-3, A1 144A 2.930%, 5/25/59(3)(5)	675	677

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Angel Oak Mortgage Trust I LLC
2018-2, A1 144A 3.674%, 7/27/48(3)(5)	$682	$689
2018-3, A1 144A 3.649%, 9/25/48(3)(5)	395	400
2019-1, A1 144A 3.920%, 11/25/48(3)(5)	666	675
2019-2, A1 144A 3.628%, 3/25/49(3)(5)	438	443
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(3)(5)	568	577
2019-1, A1 144A 3.805%, 1/25/49(3)(5)	354	361
2019-2, A1 144A 3.347%, 4/25/49(3)(5)	413	418
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(3)(5)	215	217
Banc of America Funding Trust
2004-D, 5A1 4.497%, 1/25/35(5)	63	64
2005-1, 1A1 5.500%, 2/25/35	9	9
Bank of America (Merrill Lynch - Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	80	82
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(3)	795	828
2017-SPL5, B1 144A 4.000%, 6/28/57(3)(5)	485	502
	Par Value	Value

Non-Agency—continued
Bunker Hill Loan Depositary Trust 2019-1, A1 144A 3.613%, 10/26/48(3)(5)	$746	$755
BX Trust 2018-MCSF, A (1 month LIBOR + 0.577%) 144A 2.342%, 4/15/35(3)(5)	315	314
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	715	746
Chase Home Lending Mortgage Trust 2019-ATR1, A4 144A 4.000%, 4/25/49(3)(5)	399	400
Citigroup Commercial Mortgage Trust
2013-375P, B 144A 3.635%, 5/10/35(3)(5)	700	721
2019-SST2, A (1 month LIBOR + 0.920%) 144A 2.685%, 12/15/36(3)(5)	725	724
Citigroup Mortgage Loan Trust 2019-RP1, A1 144A 3.500%, 1/25/66(3)(5)	599	614
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(5)	471	472
2015-A, A1 144A 3.500%, 6/25/58(3)(5)	41	41
COLT Mortgage Loan Trust Funding LLC
2019-1, A1 144A 3.705%, 3/25/49(3)(5)	627	631
2019-3, A1 144A 2.764%, 8/25/49(3)(5)	989	989

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
CoreVest American Finance Trust 2018-2, A 144A 4.026%, 11/15/52(3)	$309	$325
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 4.082%, 1/25/34(5)	183	187
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 2.745%, 5/15/36(3)(5)	340	340
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(3)(5)	79	79
Ellington Financial Mortgage Trust
2018-1, A1FX 144A 4.140%, 10/25/58(3)(5)	252	256
2019-1, A1 144A 2.934%, 6/25/59(3)(5)	502	504
2019-2, A3 144A 3.046%, 11/25/59(3)(5)	227	227
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(5)	261	265
2018-1, A23 144A 3.500%, 11/25/57(3)(5)	155	156
2018-2, A41 144A 4.500%, 10/25/58(3)(5)	528	539
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(3)(5)	443	446
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(5)	29	30
	Par Value	Value

Non-Agency—continued
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(3)	$965	$964
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(3)(5)	246	248
2018-2, A1 144A 3.985%, 11/25/58(3)(5)	431	438
2019-1, A1 144A 3.454%, 1/25/59(3)(5)	650	657
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.332%, 6/25/34(5)	538	557
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31, AS 4.106%, 8/15/48	340	363
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.980%, 10/25/29(3)(5)	249	247
2016-SH1, M2 144A 3.750%, 4/25/45(3)(5)	260	267
2016-SH2, M2 144A 3.750%, 12/25/45(3)(5)	793	823
2017-3, 2A2 144A 2.500%, 8/25/47(3)(5)	338	337
2017-4, A3 144A 3.500%, 11/25/48(3)(5)	69	70
2018-8, A3 144A 4.000%, 1/25/49(3)(5)	224	227
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 2.565%, 5/15/36(3)(5)	340	340

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Lending Home Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(5)	$ 715	$ 722
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	46	48
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 2.908%, 6/25/52(3)(5)(6)	185	185
MetLife Securitization Trust
2017-1A, M1 144A 3.711%, 4/25/55(3)(5)	135	140
2019-1A, A1A 144A 3.750%, 4/25/58(3)(5)	700	725
Mill City Mortgage Loan Trust 2018-4, A1B 144A 3.500%, 4/25/66(3)(5)	1,595	1,646
New Residential Mortgage Loan Trust
2018-4A, A1S (1 month LIBOR + 0.750%) 144A 2.458%, 1/25/48(3)(5)	414	413
2014-1A, A 144A 3.750%, 1/25/54(3)(5)	88	92
2016-3A, A1 144A 3.750%, 9/25/56(3)(5)	124	129
2016-4A, A1 144A 3.750%, 11/25/56(3)(5)	54	55
2016-4A, B1A 144A 4.500%, 11/25/56(3)(5)	1,206	1,295
2017-2A, A3 144A 4.000%, 3/25/57(3)(5)	547	572
2018-1A, A1A 144A 4.000%, 12/25/57(3)(5)	671	697
	Par Value	Value

Non-Agency—continued
2019-NQM4, A1 144A 2.492%, 9/25/59(3)(5)	$171	$170
OBX Trust
2018-EXP2, 1A1 144A 4.000%, 11/25/48(3)(5)	833	841
2019-INV1, A3 144A 4.500%, 11/25/48(3)(5)	460	475
2019-EXP3, 1A8 144A 3.500%, 10/25/59(3)(5)	181	182
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	700	722
Preston Ridge Partners Mortgage 2019-GS1, A1 144A 3.500%, 10/25/24(3)(5)	251	251
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(3)(5)	816	818
2019-2A, A1 144A 3.967%, 4/25/24(3)(5)	707	709
Pretium Mortgage Credit Partners I LLC
2019-NPL3, A1 144A 3.105%, 7/27/59(3)(5)	504	504
2019-NPL1, A1 144A 4.213%, 7/25/60(3)(5)	429	433
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(3)	785	787
2018-SFR1, B 144A 3.484%, 3/17/35(3)	300	301
2018-SFR2, B 144A 3.841%, 8/17/35(3)	760	771
2019-SFR3, B 144A 2.571%, 9/17/36(3)	280	276

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(5)	$790	$795
RCO V Mortgage LLC 2019-1, A1 144A 3.721%, 5/24/24(3)(5)	396	396
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	94	97
Residential Mortgage Loan Trust
2019-1, A1 144A 3.936%, 10/25/58(3)(5)	225	228
2019-2, A1 144A 2.913%, 5/25/59(3)(5)	754	756
RMF Proprietary Issuance Trust 2019-1, A 144A 2.750%, 10/25/63(3)(5)	519	514
Sequoia Mortgage Trust 2013-8, B1 3.525%, 6/25/43(5)	323	329
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(5)	812	822
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2 4.375%, 4/25/34(5)	110	114
Towd Point Mortgage Trust
2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 2.608%, 4/25/48(3)(5)	477	478
2015-1, A2 144A 3.250%, 10/25/53(3)(5)	830	833
2015-6, M1 144A 3.750%, 4/25/55(3)(5)	485	513
2015-5, A2 144A 3.500%, 5/25/55(3)(5)	160	163
2017-1, M1 144A 3.750%, 10/25/56(3)(5)	385	400
	Par Value	Value

Non-Agency—continued
2017-6, A2 144A 3.000%, 10/25/57(3)(5)	$ 480	$ 485
2018-6, A2 144A 3.750%, 3/25/58(3)(5)	480	506
2019-1, A1 144A 3.750%, 3/25/58(3)(5)	703	733
2018-4, A1 144A 3.000%, 6/25/58(3)(5)	261	266
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(5)	234	236
2015-2, 1M1 144A 3.250%, 11/25/60(3)(5)	745	758
Tricon American Homes Trust
2016-SFR1, C 144A 3.487%, 11/17/33(3)	1,610	1,619
2017-SFR1, A 144A 2.716%, 9/17/34(3)	472	473
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	591
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.756%, 5/10/45(3)(5)	250	250
VCAT LLC 2019-NPL1, A1 144A 4.360%, 2/25/49(3)(5)	479	482
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(3)(5)	451	453
Vericrest Opportunity Loan Trust LXXV LLC 2019-NPL1, A1A 144A 4.336%, 1/25/49(3)(5)	479	482
Verus Securitization Trust
2017-2A, A1 144A 2.485%, 7/25/47(3)(5)	148	147
2018-1, A1 144A 2.929%, 2/25/48(3)(5)	116	116
2018-2, B1 144A 4.426%, 6/1/58(3)(5)	625	633

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2018-3, A1 144A 4.108%, 10/25/58(3)(5)	$454	$ 459
2019-1, A1 144A 3.836%, 2/25/59(3)(5)	641	648
2019-INV1, A1 144A 3.402%, 12/25/59(3)(5)	492	496
Wells Fargo Commercial Mortgage Trust
2014-C24, AS 3.931%, 11/15/47	340	360
2015-LC20, B 3.719%, 4/15/50	860	897
		55,789

Total Mortgage-Backed Securities (Identified Cost $57,999)		58,702

Asset-Backed Securities—4.6%
Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(3)	355	359
Automobiles—2.2%
ACC Trust
2018-1, A 144A 3.700%, 12/21/20(3)	24	24
2018-1, B 144A 4.820%, 5/20/21(3)	590	594
2019-1, A 144A 3.750%, 5/20/22(3)	231	232
2019-1, B 144A 4.470%, 10/20/22(3)	280	285
American Credit Acceptance Receivables Trust
2018-3, C 144A 3.750%, 10/15/24(3)	430	433
	Par Value	Value

Automobiles—continued
2019-2, C 144A 3.170%, 6/12/25(3)	$340	$344
Avid Automobile Receivables Trust 2019-1, C 144A 3.140%, 7/15/26(3)	375	375
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	385
Carvana Auto Receivables Trust 2019-3A, D 144A 3.040%, 4/15/25(3)	345	345
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(3)	120	120
Drive Auto Receivables Trust 2019-4, C 2.510%, 11/17/25	350	350
DT Auto Owner Trust
2018-3A, C 144A 3.790%, 7/15/24(3)	285	290
2019-2A, B 144A 2.990%, 4/17/23(3)	340	343
Exeter Automobile Receivables Trust
2015-2A, C 144A 3.900%, 3/15/21(3)	33	33
2016-3A, B 144A 2.840%, 8/16/21(3)	90	90
2019-1A, D 144A 4.130%, 12/16/24(3)	330	341
2019-2A, C 144A 3.300%, 3/15/24(3)	345	351
2019-4A, C 144A 2.440%, 9/16/24(3)	415	414

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Automobiles—continued
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(3)	$415	$416
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(3)	505	508
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(3)	455	457
2018-3A, C 144A 4.180%, 7/15/24(3)	515	531
Hertz Vehicle Financing II LP 2019-1A, A 144A 3.710%, 3/25/23(3)	310	319
OneMain Direct Auto Receivables Trust
2017-2A, C 144A 2.820%, 7/15/24(3)	415	416
2018-1A, C 144A 3.850%, 10/14/25(3)	305	313
Prestige Auto Receivables Trust
2017-1A, C 144A 2.810%, 1/17/23(3)	505	507
2019-1A, D 144A 3.010%, 8/15/25(3)	345	349
Santander Drive Auto Receivables Trust 2016-1, C 3.090%, 4/15/22	26	26
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	345	345
	Par Value	Value

Automobiles—continued
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	$318	$ 322
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(3)	340	344
2019-1, E 144A 4.290%, 8/12/24(3)	305	309
Veros Automobile Receivables Trust 2018-1, B 144A 4.050%, 2/15/24(3)	295	298
		10,809

Other—2.2%
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(3)	360	366
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	238	240
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	370	378
Business Jet Securities LLC 2019-1, A 144A 4.212%, 7/15/34(3)	352	362
Corevest American Finance Trust 2019-3, C 144A 3.265%, 10/15/52(3)	400	402
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	549	558

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Other—continued
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	$144	$146
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(3)	17	17
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	75	75
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(3)	562	571
FREED ABS Trust
2019-1, B 144A 3.870%, 6/18/26(3)	305	310
2019-2, B 144A 3.190%, 11/18/26(3)	315	315
Kabbage Funding LLC 2019-1, A 144A 3.825%, 3/15/24(3)	315	318
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	345	355
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(3)	404	403
Octane Receivables Trust 2019-1A, A 144A 3.160%, 9/20/23(3)	655	655
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	315	318
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	346	349
Primose Funding LLC 2019-1A, A2 144A 4.475%, 7/30/49(3)	660	674
	Par Value	Value

Other—continued
Prosper Marketplace Issuance Trust 2018-2A, B 144A 3.960%, 10/15/24(3)	$295	$297
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(3)(5)	187	187
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	295	301
Small Business Lending Trust 2019-A, A 144A 2.850%, 7/15/26(3)	308	309
SoFi Consumer Loan Program LLC
2016-3, A 144A 3.050%, 12/26/25(3)	62	62
2017-1, A 144A 3.280%, 1/26/26(3)	87	88
SoFi Consumer Loan Program Trust 2019-3, A 144A 2.900%, 5/25/28(3)	314	316
Stack Infrastructure Issuer LLC 2019-1A, A2 144A 4.540%, 2/25/44(3)	665	700
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(3)	632	653
Upgrade Master Pass-Through-Trust 2019-ST1, A 144A 4.000%, 7/15/25(3)(6)	357	357
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	20	20
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	145	145

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Other—continued
Wendy’s Funding LLC 2019-1A, A2I 144A 3.783%, 6/15/49(3)	$369	$ 379
		10,626

Student Loan—0.1%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(3)	410	409
Total Asset-Backed Securities (Identified Cost $21,953)		22,203

Corporate Bonds and Notes—24.5%
Communication Services—2.1%
America Movil SAB de C.V. 6.450%, 12/5/22	20 MXN	99
Cable Onda S.A. 144A 4.500%, 1/30/30(3)	600	612
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	660	618
Clear Channel Worldwide Holdings, Inc.
144A 9.250%, 2/15/24(3)	66	73
144A 5.125%, 8/15/27(3)	105	109
Consolidated Communications, Inc. 6.500%, 10/1/22	705	604
Diamond Sports Group LLC
144A 5.375%, 8/15/26(3)	290	294
144A 6.625%, 8/15/27(3)	525	512
Discovery Communications LLC 3.950%, 3/20/28	840	887
DISH DBS Corp.
5.875%, 7/15/22	275	287
	Par Value	Value

Communication Services—continued
5.000%, 3/15/23	$205	$207
7.750%, 7/1/26	165	171
Frontier Communications Corp.
8.500%, 4/15/20	115	59
11.000%, 9/15/25	180	83
144A 8.500%, 4/1/26(3)	225	222
iHeartCommunications, Inc.
6.375%, 5/1/26	7	7
8.375%, 5/1/27	13	14
144A 5.250%, 8/15/27(3)	55	56
Escrow (6)	115	—
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(3)	340	361
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(3)	340	351
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(3)	125	129
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	440	365
Meredith Corp. 6.875%, 2/1/26	370	380
Sirius XM Radio, Inc. 144A 5.500%, 7/1/29(3)	240	258
Sprint Corp. 7.875%, 9/15/23	475	522
Sprint Spectrum Co. LLC
144A 3.360%, 9/20/21(3)	100	101
144A 4.738%, 3/20/25(3)	465	493

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Communication Services—continued
144A 5.152%, 3/20/28(3)	$385	$ 419
Telesat Canada
144A 4.875%, 6/1/27(3)	235	239
144A 6.500%, 10/15/27(3)	810	835
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(3)	695	747
		10,114

Consumer Discretionary—2.0%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	530	533
Boyd Gaming Corp.
6.000%, 8/15/26	75	80
144A 4.750%, 12/1/27(3)	10	10
Brookfield Residential Properties, Inc. 144A 6.250%, 9/15/27(3)	655	685
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	615	648
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(3)	305	315
Dana, Inc. 5.375%, 11/15/27	270	273
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	385	403
Eldorado Resorts, Inc. 6.000%, 9/15/26	185	204
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	400	409
	Par Value	Value

Consumer Discretionary—continued
GLP Capital LP
5.250%, 6/1/25	$225	$247
5.750%, 6/1/28	395	450
Golden Nugget, Inc. 144A 8.750%, 10/1/25(3)	320	339
Lear Corp. 3.800%, 9/15/27	705	721
MGM Growth Properties Operating Partnership LP 144A 5.750%, 2/1/27(3)	305	342
Michaels Stores, Inc. 144A 8.000%, 7/15/27(3)	130	125
Neiman Marcus Group Ltd. LLC 144A 8.000%, 10/25/24(3)	224	62
Panther BF Aggregator 2 LP 144A 8.500%, 5/15/27(3)	385	393
PulteGroup, Inc.
7.875%, 6/15/32	235	301
6.375%, 5/15/33	280	325
QVC, Inc. 4.375%, 3/15/23	665	688
Scientific Games International, Inc.
144A 8.250%, 3/15/26(3)	235	254
144A 7.000%, 5/15/28(3)	115	120
Tenneco, Inc. 5.000%, 7/15/26	360	309
TRI Pointe Group, Inc. 5.875%, 6/15/24	210	226
Under Armour, Inc. 3.250%, 6/15/26	470	450
Vista Outdoor, Inc. 5.875%, 10/1/23	315	300
Weekley Homes LLC 6.625%, 8/15/25	325	332

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Wyndham Worldwide Corp. 5.750%, 4/1/27	$280	$ 303
		9,847

Consumer Staples—0.8%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(3)	585	578
Altria Group, Inc. 4.800%, 2/14/29	815	901
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	655	712
Chobani LLC 144A 7.500%, 4/15/25(3)	665	630
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	215	192
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	680	728
		3,741

Energy—4.3%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	485	427
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	335	290
Callon Petroleum Co. 6.125%, 10/1/24	124	118
Cheniere Energy Partners LP
5.625%, 10/1/26	300	316
144A 4.500%, 10/1/29(3)	340	342
Citgo Holding, Inc. 144A 9.250%, 8/1/24(3)	245	257
	Par Value	Value

Energy—continued
CrownRock LP 144A 5.625%, 10/15/25(3)	$525	$519
Denbury Resources, Inc.
144A 9.250%, 3/31/22(3)	119	99
144A 7.750%, 2/15/24(3)	125	93
Encana Corp. 8.125%, 9/15/30(4)	280	357
Energy Transfer Operating LP 4.200%, 4/15/27	430	441
EP Energy LLC 144A 9.375%, 5/1/24(1)(3)	105	1
Geopark Ltd. 144A 6.500%, 9/21/24(3)	655	666
HollyFrontier Corp. 5.875%, 4/1/26(4)	760	850
KazMunayGas National Co., JSC
144A 4.750%, 4/19/27(3)	425	463
144A 5.750%, 4/19/47(3)	360	422
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	615	835
Kinder Morgan, Inc. 7.750%, 1/15/32	25	34
Kosmos Energy Ltd. 144A 7.125%, 4/4/26(3)	555	575
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	225	239
MPLX LP 4.000%, 3/15/28	631	646
Nabors Industries, Inc. 5.500%, 1/15/23	240	211
NuStar Logistics LP 5.625%, 4/28/27	320	330

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Energy—continued
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization, 144A 7.720%, 12/1/26(3)	$ 180	$ 45
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(7)	26	— (8)
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	465	463
Pertamina Persero PT 144A 6.450%, 5/30/44(3)	1,765	2,242
Petrobras Global Finance B.V.
7.375%, 1/17/27	785	943
5.750%, 2/1/29	755	830
6.900%, 3/19/49	720	823
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(3)	665	48
Petroleos Mexicanos
4.625%, 9/21/23	285	296
6.500%, 3/13/27	620	647
5.350%, 2/12/28	475	461
6.500%, 6/2/41	250	244
144A 6.840%, 1/23/30(3)	1,100	1,151
144A 7.690%, 1/23/50(3)	265	284
Sabine Pass Liquefaction LLC
6.250%, 3/15/22	355	382
4.200%, 3/15/28	560	590
Sanchez Energy Corp. 144A 7.250%, 2/15/23(1)(3)	105	68
Sinopec Group Overseas Development 2017 Ltd. 144A 3.625%, 4/12/27(3)	590	619
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(2)	790	959
	Par Value	Value

Energy—continued
Targa Resources Partners LP 5.875%, 4/15/26	$170	$ 179
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(3)	98	99
Transocean, Inc. 144A 9.000%, 7/15/23(3)	170	173
USA Compression Partners LP
6.875%, 4/1/26	615	632
144A 6.875%, 9/1/27(3)	30	31
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	270	111
		20,851

Financials—5.5%
Acrisure LLC
144A 8.125%, 2/15/24(3)	110	117
144A 7.000%, 11/15/25(3)	670	601
AerCap Ireland Capital DAC 3.650%, 7/21/27	830	855
Allstate Corp. (The) Series B 5.750%, 8/15/53(4)(9)	709	764
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	675	675
Athene Holding Ltd. 4.125%, 1/12/28(4)	770	794
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)(4)	620	663
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	965	963
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	685	675

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	$450	$502
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(3)	430	438
Bank of Montreal 3.803%, 12/15/32	531	553
Brighthouse Financial, Inc. 3.700%, 6/22/27(4)	825	815
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	660	685
Capital One Financial Corp. 3.750%, 7/28/26(4)	870	912
Citadel LP 144A 4.875%, 1/15/27(3)	525	548
Citigroup, Inc. 5.500%, 9/13/25	610	697
Discover Bank 4.682%, 8/9/28	725	761
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	350	354
E*TRADE Financial Corp. 4.500%, 6/20/28	150	162
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	710	770
Goldman Sachs Group, Inc. (The)
5.750%, 1/24/22(4)	325	349
3.850%, 1/26/27	745	793
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	275	302
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	373	378
	Par Value	Value

Financials—continued
ICAHN Enterprises LP 6.250%, 5/15/26	$685	$ 729
ING Groep N.V. 6.000% (7)(9)	570	575
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(3)	630	624
Jefferies Group LLC 4.850%, 1/15/27	300	326
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	870	1,160
Lincoln National Corp. (3 month LIBOR + 2.040%) 4.006%, 4/20/67(4)(5)(9)	130	107
Morgan Stanley
3.125%, 7/27/26	300	311
6.375%, 7/24/42	410	608
MSCI, Inc. 144A 4.000%, 11/15/29(3)	643	646
Navient Corp. 6.750%, 6/25/25	670	724
Prudential Financial, Inc.
5.875%, 9/15/42	440	475
5.625%, 6/15/43(9)	400	433
Santander Holdings USA, Inc.
3.500%, 6/7/24	400	410
4.400%, 7/13/27	435	467
SBA Tower Trust 144A 2.836%, 1/15/25(3)	280	283
Springleaf Finance Corp.
6.875%, 3/15/25	255	291
7.125%, 3/15/26	105	121
5.375%, 11/15/29	45	46
Synchrony Financial 3.950%, 12/1/27(4)	785	820
Synovus Financial Corp. 5.900%, 2/7/29	359	383

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	$160	$ 167
Toronto-Dominion Bank (The) 3.625%, 9/15/31(4)	770	803
Voya Financial, Inc. 5.650%, 5/15/53	550	579
Wells Fargo & Co. Series S 5.900% (4)(7)(9)	530	572
Zions Bancorp NA 3.250%, 10/29/29	335	331
		27,117

Health Care—1.4%
Advanz Pharma Corp. 8.000%, 9/6/24	77	72
Avantor, Inc.
144A 6.000%, 10/1/24(3)	150	161
144A 9.000%, 10/1/25(3)	145	161
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(3)	90	103
144A 8.500%, 1/31/27(3)	270	306
Bausch Health Cos., Inc.
144A 5.750%, 8/15/27(3)	15	16
144A 7.000%, 1/15/28(3)	390	427
Catalent Pharma Solutions, Inc. 144A 5.000%, 7/15/27(3)	110	114
Centene Corp.
144A 5.375%, 6/1/26(3)	90	96
	Par Value	Value

Health Care—continued
144A 4.625%, 12/15/29(3)	$270	$283
Charles River Laboratories International, Inc. 144A 4.250%, 5/1/28(3)	145	146
Eagle Holding Co. II, LLC
PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)	170	172
PIK Interest Capitalization, 144A 7.750%, 5/15/22(3)	185	188
Endo Dac 144A 6.000%, 7/15/23(3)	262	170
HCA, Inc.
5.375%, 2/1/25	270	298
5.625%, 9/1/28	335	379
5.875%, 2/1/29	20	23
4.125%, 6/15/29	325	342
5.125%, 6/15/39	140	155
5.250%, 6/15/49	210	236
Mylan NV 3.950%, 6/15/26	580	603
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	145	143
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(3)	125	118
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	550	561
Select Medical Corp. 144A 6.250%, 8/15/26(3)	330	354

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Health Care—continued
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	$ 40	$ 39
144A 10.000%, 4/15/27(3)	135	142
Tenet Healthcare Corp.
8.125%, 4/1/22	110	120
144A 5.125%, 11/1/27(3)	201	210
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/1/26	215	176
144A 7.125%, 1/31/25(3)	470	478
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	340	323
		7,115

Industrials—2.7%
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(3)	610	645
ASGN, Inc. 144A 4.625%, 5/15/28(3)	308	309
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	810	835
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	715	754
Beacon Roofing Supply, Inc. 144A 4.500%, 11/15/26(3)	525	530
Bombardier, Inc.
144A 5.750%, 3/15/22(3)	320	326
144A 7.500%, 3/15/25(3)	125	127
Delhi International Airport Ltd. 144A 6.450%, 6/4/29(3)	320	343
DP World plc 144A 6.850%, 7/2/37(3)	530	695
	Par Value	Value

Industrials—continued
GFL Environmental, Inc.
144A 7.000%, 6/1/26(3)	$140	$142
144A 8.500%, 5/1/27(3)	120	128
Granite Holdings US Acquisition Co. 144A 11.000%, 10/1/27(3)	520	484
Hillenbrand, Inc. 4.500%, 9/15/26	680	700
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	555	511
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	485	510
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	442	433
Oshkosh Corp. 4.600%, 5/15/28	872	940
Owens Corning
3.400%, 8/15/26	495	501
3.950%, 8/15/29	155	160
Patrick Industries, Inc. 144A 7.500%, 10/15/27(3)	455	480
Pentair Finance S.a.r.l 4.500%, 7/1/29	580	608
SRS Distribution, Inc. 144A 8.250%, 7/1/26(3)	505	515
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	365	345
TransDigm, Inc.
144A 6.250%, 3/15/26(3)	575	617
144A 5.500%, 11/15/27(3)	265	265

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Industrials—continued
United Airlines Pass-Through Trust 2007-1, A 6.636%, 7/2/22	$597	$ 632
Vertiv Intermediate Holding Corp. PIK Interest Capitalization, 144A 12.000%, 2/15/22(3)	575	543
		13,078

Information Technology—1.3%
Alibaba Group Holding Ltd. 3.400%, 12/6/27	645	670
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	35	33
Broadcom Corp.
3.000%, 1/15/22	185	187
3.625%, 1/15/24	249	256
Broadcom, Inc. 144A 3.625%, 10/15/24(3)	270	278
Citrix Systems, Inc. 4.500%, 12/1/27	740	804
Dell International LLC
144A 6.020%, 6/15/26(3)	100	114
144A 8.100%, 7/15/36(3)	340	439
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	85	90
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	120	43
Juniper Networks, Inc. 3.750%, 8/15/29	690	712
Motorola Solutions, Inc.
4.600%, 2/23/28	498	537
4.600%, 5/23/29	260	285
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	600	606
	Par Value	Value

Information Technology—continued
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	$705	$ 716
VMware, Inc. 3.900%, 8/21/27	490	513
		6,283

Materials—2.3%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	400	429
ARD Finance S.A. 144A 6.500%, 6/30/27(3)	660	658
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(9)	400	468
Celanese US Holdings LLC 3.500%, 5/8/24	340	351
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	645	686
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	905	938
Greif, Inc. 144A 6.500%, 3/1/27(3)	345	368
GUSAP III LP 144A 4.250%, 1/21/30(3)	615	607
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	300	308
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)	375	392
Kaiser Aluminum Corp. 144A 4.625%, 3/1/28(3)	405	416
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	460	469
LSB Industries, Inc. 144A 9.625%, 5/1/23(3)	305	317

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Materials—continued
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(3)	$125	$ 118
Olin Corp. 5.625%, 8/1/29	635	662
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	190	197
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	675	747
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(3)	505	543
Scotts Miracle-Gro Co. (The) 144A 4.500%, 10/15/29(3)	395	399
Syngenta Finance N.V.
144A 4.441%, 4/24/23(3)	430	448
144A 4.892%, 4/24/25(3)	200	214
Teck Resources Ltd. 6.125%, 10/1/35	580	670
TPC Group, Inc. 144A 10.500%, 8/1/24(3)	240	241
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(3)	365	344
144A 6.625%, 11/1/25(3)	375	336
		11,326

Real Estate—1.2%
EPR Properties 4.750%, 12/15/26	795	867
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(3)	590	593
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	380	400
	Par Value	Value

Real Estate—continued
Iron Mountain, Inc. 144A 4.875%, 9/15/29(3)	$615	$ 623
Life Storage LP
3.875%, 12/15/27	315	334
4.000%, 6/15/29	190	205
MPT Operating Partnership LP
5.000%, 10/15/27	320	336
4.625%, 8/1/29	130	136
Office Properties Income Trust 4.500%, 2/1/25(4)	815	849
Physicians Realty LP
4.300%, 3/15/27	265	283
3.950%, 1/15/28	435	457
Service Properties Trust
4.950%, 2/15/27	655	670
4.375%, 2/15/30	215	208
VICI Properties LP 144A 4.625%, 12/1/29(3)	25	26
		5,987

Utilities—0.9%
CenterPoint Energy, Inc. 4.250%, 11/1/28	575	625
DPL, Inc. 144A 4.350%, 4/15/29(3)	720	674
Ferrellgas Partners LP 8.625%, 6/15/20	50	33
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	855	896
Talen Energy Supply LLC
144A 7.250%, 5/15/27(3)	70	71
144A 6.625%, 1/15/28(3)	405	397
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	495	514

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Utilities—continued
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/49(3)(6)	$125	$ —(8)
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	255	292
Vistra Operations Co., LLC 144A 4.300%, 7/15/29(3)	665	686
		4,188

Total Corporate Bonds and Notes (Identified Cost $116,945)		119,647

Leveraged Loans(5)—4.6%
Aerospace—0.1%
Atlantic Aviation FBO, Inc. (1 month LIBOR + 3.750%) 5.460%, 12/6/25(6)	109	110
Dynasty Acquisition Co., Inc.
Tranche B-1 (3 month LIBOR + 4.000%) 6.104%, 4/6/26	85	85
Tranche B-2 (3 month LIBOR + 4.000%) 6.104%, 4/6/26	45	46
DynCorp International, Inc. Tranche B, First Lien (3 month LIBOR + 6.000%) 7.765%, 8/15/25	145	143
TransDigm, Inc.
2018, Tranche E (1 month LIBOR + 2.500%) 4.202%, 5/30/25	183	183
	Par Value	Value

Aerospace—continued
2018, Tranche F (1 month LIBOR + 2.500%) 4.202%, 6/9/23	$111	$ 111
		678

Chemicals—0.1%
Omnova Solutions, Inc. Tranche B-2 (1 month LIBOR + 3.250%) 0.000%, 8/25/23	331	330
Consumer Durables—0.1%
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 0.000%, 9/29/24(10)	272	265
Consumer Non-Durables—0.3%
American Greetings Corp. (1 month LIBOR + 4.500%) 0.000%, 4/6/24(10)	590	570
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.702%, 5/15/23	408	392
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.250%) 0.000%, 6/30/24(10)	280	277
Rodan & Fields LLC (3 month LIBOR + 4.000%) 5.765%, 6/16/25	306	200
		1,439

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Energy—0.2%
Buckeye Partners LP (1 month LIBOR + 2.750%) 4.531%, 11/1/26	$ 65	$ 65
California Resources Corp. 2016 (1 month LIBOR + 10.375%) 12.077%, 12/31/21	95	55
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 7.104%, 3/27/24	309	311
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 7.177%, 4/11/22	685	552
Medallion Midland Acquisition LLC (1 month LIBOR + 3.250%) 4.952%, 10/30/24	216	203
		1,186

Financial—0.3%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 0.000%, 8/4/25(10)	506	509
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 0.000%, 6/16/25(10)	571	569
iStar, Inc. Tranche B (3 month LIBOR + 2.750%) 4.496%, 6/28/23	262	262
		1,340

	Par Value	Value

Food / Tobacco—0.2%
CHG PPC Parent LLC First Lien (1 month LIBOR + 2.750%) 4.452%, 3/31/25	$138	$ 138
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 0.000%, 10/10/23(10)	433	426
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.702%, 8/16/23	127	115
Shearer’s Foods LLC Second Lien (3 month LIBOR + 6.750%) 0.000%, 6/30/22(10)	465	458
		1,137

Food and Drug—0.0%
Albertsons LLC 2019-1, Tranche B-7 (1 month LIBOR + 2.750%) 4.452%, 11/17/25	44	44
Forest Prod / Containers—0.0%
Berry Global, Inc. Tranche U (1 month LIBOR + 2.500%) 4.258%, 7/1/26	140	140
Gaming / Leisure—0.4%
Affinity Gaming LLC (1 month LIBOR + 3.250%) 4.952%, 7/3/23	288	273
Gateway Casinos & Entertainment Ltd. (3 month LIBOR + 3.000%) 0.000%, 12/1/23(10)	379	373

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 0.000%, 4/29/24(10)	$280	$ 273
Scientific Games International, Inc. Tranche B-5 (3 month LIBOR + 2.750%) 0.000%, 8/14/24(10)	314	313
Seminole Tribe of Florida (1 month LIBOR + 1.750%) 3.452%, 7/8/24	265	266
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 5.604%, 7/10/25	207	208
Station Casinos LLC Tranche B (1 month LIBOR + 2.500%) 4.210%, 6/8/23	238	238
UFC Holdings LLC Tranche B (1 month LIBOR + 3.250%) 4.960%, 4/29/26	109	110
		2,054

Healthcare—0.6%
21st Century Oncology, Inc. Tranche B (3 month LIBOR + 6.125%) 8.135%, 1/16/23	31	30
Accelerated Health Systems LLC (3 month LIBOR + 3.500%) 5.258%, 10/31/25	159	159
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 6.202%, 6/30/25	188	188
	Par Value	Value

Healthcare—continued
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 4.515%, 11/27/25	$149	$149
(1 month LIBOR + 3.000%) 4.765%, 6/2/25	73	73
CHG Healthcare Services, Inc. (1 month LIBOR + 3.000%) 4.702%, 6/7/23	362	363
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 5.452%, 10/10/25	158	124
Explorer Holdings, Inc. (3 month LIBOR + 3.750%) 5.854%, 5/2/23	228	227
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 3.854%, 6/11/25	271	272
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 4.500%) 6.202%, 11/16/25	541	544
Navicure, Inc. (3 month LIBOR + 4.000%) 0.000%, 10/22/26(10)	160	159
One Call Corp. First Lien (3 month LIBOR + 5.250%) 0.000%, 11/27/22(10)	235	210
Ortho-Clinical Diagnostics, Inc. (3 month LIBOR + 3.250%) 0.000%, 6/30/25(10)	269	265

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Sotera Health holdings LLC (3 month LIBOR + 3.500%) 5.427%, 5/16/22	$ 80	$ 79
		2,842

Housing—0.4%
American Builders & Contractors Supply Co., Inc. (1 month LIBOR + 2.000%) 3.702%, 1/15/27	495	494
Capital Automotive LP
2017, Tranche B-2 (1 month LIBOR + 2.500%) 4.210%, 3/25/24	270	270
Tranche B, Second Lien (1 month LIBOR + 6.000%) 7.710%, 3/24/25	100	101
CPG International LLC (3 month LIBOR + 3.750%) 5.933%, 5/6/24	473	466
Summit Materials LLC Tranche B (1 month LIBOR + 2.000%) 3.702%, 11/21/24	589	590
		1,921

Information Technology—0.4%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 9.104%, 9/19/25	124	126
Aston Finco S.a.r.l. First Lien (3 month LIBOR + 4.250%) 6.262%, 10/9/26	115	114
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 5.952%, 10/2/25	187	179
	Par Value	Value

Information Technology—continued
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 3.710%, 9/19/25	$ 95	$ 96
Kronos, Inc.
2018 (3 month LIBOR + 3.000%) 0.000%, 11/1/23(10)	634	633
Second Lien (3 month LIBOR + 8.250%) 10.159%, 11/1/24	126	127
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 2.250%) 3.952%, 4/16/25	124	124
Tranche B-4 (1 month LIBOR + 2.250%) 3.952%, 4/16/25	80	81
Vertafore, Inc. First Lien (1 month LIBOR + 3.250%) 0.000%, 7/2/25(10)	468	454
		1,934

Manufacturing—0.2%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 6.710%, 8/17/22	282	212
Filtration Group Corp. (3 month LIBOR + 3.000%) 0.000%, 3/29/25(10)	468	469
Hillman Group, Inc. (The) (1 month LIBOR + 4.000%) 5.702%, 5/31/25	113	108
		789

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Media / Telecom - Broadcasting—0.1%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 4.960%, 8/24/26	$120	$120
iHeartCommunications, Inc. (3 month LIBOR + 4.000%) 5.781%, 5/1/26	19	20
Nexstar Broadcasting, Inc. Tranche B-4 (3 month LIBOR + 2.750%) 4.452%, 9/18/26	320	321
		461

Media / Telecom - Cable/Wireless Video—0.1%
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 4.015%, 1/15/26	258	257
Media / Telecom - Diversified Media—0.0%
Crown Finance US, Inc. (1 month LIBOR + 2.250%) 3.952%, 2/28/25	115	114
Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 4.452%, 1/31/25	562	562
Securus Technologies Holdings, Inc.
First Lien (1 month LIBOR + 4.500%) 6.202%, 11/1/24	45	32
Second Lien (1 month LIBOR + 8.250%) 9.952%, 11/1/25	175	80
		674

	Par Value	Value

Media / Telecom - Wireless Communications—0.1%
Commscope, Inc. (1 month LIBOR + 3.250%) 4.952%, 4/4/26	$205	$204
Iridium Satellite LLC (1 month LIBOR + 3.750%) 5.452%, 11/4/26	30	30
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 3.460%, 4/11/25	153	153
		387

Retail—0.0%
Neiman Marcus Group Ltd. LLC (3 month LIBOR + 6.000%) 7.771%, 10/25/23	147	108
Service—0.6%
Dun & Bradstreet Corp. (The) (1 month LIBOR + 5.000%) 6.700%, 2/6/26	420	422
GFL Environmental, Inc. 2018 (1 month LIBOR + 3.000%) 4.702%, 5/30/25	233	230
Hoya Midco LLC First Lien (1 month LIBOR + 3.500%) 5.202%, 6/30/24	114	111
Pi US Mergerco, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 0.000%, 1/3/25(10)	670	668

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Service—continued
Prime Security Services Borrower LLC 2019, Tranche B-1 (3 month LIBOR + 3.250%) 5.035%, 9/23/26	$234	$ 232
Sedgwick Claims Management Services, Inc.
(1 month LIBOR + 3.250%) 4.952%, 12/31/25	288	283
2019 (1 month LIBOR + 4.000%) 5.702%, 9/30/26	190	189
Terra Bidco Ltd. First Lien (3 month LIBOR + 5.000%) 0.000%, 11/25/26(10)	350	348
TKC Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 5.460%, 2/1/23	330	313
		2,796

Transportation - Automotive—0.1%
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 0.000%, 11/6/24(10)	316	315
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 0.000%, 4/30/26(10)	265	265
		580

Utility—0.2%
APLP Holdings LP (1 month LIBOR + 2.750%) 4.452%, 4/13/23	91	91
	Par Value	Value

Utility—continued
Brookfield WEC Holdings, Inc. First Lien (1 month LIBOR + 3.500%) 5.202%, 8/1/25	$601	$ 601
Calpine Corp. 2019 (3 month LIBOR + 2.750%) 4.860%, 4/5/26	459	460
		1,152

Total Leveraged Loans (Identified Cost $23,133)		22,628

	Shares
Preferred Stocks—1.1%
Financials—1.0%
Citigroup, Inc. Series P, 5.950%	460 (11)	501
Huntington Bancshares, Inc. Series E, 5.700%	297 (11)	307
JPMorgan Chase & Co. Series Z, 5.300%	965 (11)	978
KeyCorp Series D, 5.000%(12)	920 (11)	980
M&T Bank Corp. Series F, 5.125%(12)	470 (11)	503
MetLife, Inc. Series D, 5.875%	329 (11)	364
PNC Financial Services Group, Inc. (The) Series S, 5.000%(4)	755 (11)	800
Zions Bancorp NA, 6.950%	17,485	501
		4,934

Industrials—0.1%
General Electric Co. Series D, 5.000%(4)	622 (11)	609
Total Preferred Stocks (Identified Cost $5,382)		5,543

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Shares	Value

Common Stocks—82.5%
Communication Services—1.3%
Cellnex Telecom SA	148,236	$ 6,370
Clear Channel Outdoor Holdings, Inc.(13)	2,887	7
		6,377

Energy—12.7%
Antero Midstream Corp.	233,400	1,069
Cheniere Energy, Inc.(13)	91,100	5,515
Contra CB Downey(6)	110,000	—
Enbridge, Inc.	309,500	11,761
Frontera Energy Corp.	1,636	12
Golar LNG Ltd.(13)	145,100	1,889
Kinder Morgan, Inc.	456,500	8,952
ONEOK, Inc.	116,200	8,256
Pembina Pipeline Corp.	153,400	5,356
Targa Resources Corp.	79,200	2,893
TC Energy Corp.	221,800	11,296
Williams Cos., Inc. (The)	213,000	4,840
		61,839

Financials—0.4%
Sabre Insurance Group plc	463,959	1,779
Industrials—21.0%
Aena SME SA	54,023	9,922
Atlantia SpA	286,900	6,360
Auckland International Airport Ltd.	901,901	5,229
East Japan Railway Co.	54,000	4,970
Ferrovial SA	222,314	6,601
Fraport AG Frankfurt Airport Services Worldwide	56,888	4,846
Norfolk Southern Corp.	41,200	7,972
Sydney Airport	954,927	5,929
Transurban Group	2,474,309	25,690
Union Pacific Corp.	64,600	11,369
Vinci SA	124,987	13,631
		102,519

Real Estate—7.4%
American Tower Corp.	101,900	21,809
	Shares	Value

Real Estate—continued
Crown Castle International Corp.	109,200	$ 14,596
		36,405

Utilities—39.7%
Ameren Corp.	81,200	6,036
American Electric Power Co., Inc.	150,300	13,730
American Water Works Co., Inc.	61,300	7,419
Aqua America, Inc.	118,600	5,250
Atmos Energy Corp.	64,400	6,888
CenterPoint Energy, Inc.	244,400	6,003
CMS Energy Corp.	129,200	7,920
Dominion Energy, Inc.	191,700	15,932
DTE Energy Co.	35,100	4,385
Edison International	132,900	9,183
Emera, Inc.	157,900	6,493
Enel SpA	792,680	5,988
Evergy, Inc.	70,400	4,454
Fortis, Inc.	188,900	7,401
Iberdrola SA	701,218	6,898
National Grid plc	520,390	5,988
NextEra Energy, Inc.	111,900	26,164
NiSource, Inc.	211,300	5,589
Orsted A/S	76,308	7,033
Public Service Enterprise Group, Inc.	146,400	8,683
Sempra Energy	112,000	16,494
Spire, Inc.	56,700	4,390
Xcel Energy, Inc.	88,500	5,442
		193,763

Total Common Stocks (Identified Cost $373,851)		402,682

Exchange-Traded Fund—1.0%
iShares iBoxx High Yield Corporate Bond ETF(14)	52,731	4,584
Total Exchange-Traded Fund (Identified Cost $4,575)		4,584

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Shares	Value

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(6)	2,084	$ 2
Total Rights (Identified Cost $2)		2

Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(13)	1,228	18
Total Warrant (Identified Cost $21)		18

Total Long-Term Investments—136.0% (Identified Cost $631,902)		663,680 (15)

Short-Term Investments—2.1%
Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $332)		161

Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.535%)(14)	10,199,029	10,199 (15)
Total Money Market Mutual Fund (Identified Cost $10,199)		10,199

Total Short-Term Investments (Identified Cost $10,531)		10,360

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—138.1% (Identified Cost $642,433)		674,040
Value

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums received $622)	$ (344)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—138.1% (Identified Cost $641,811)	$ 673,696
Other assets and liabilities, net—(38.1)%	(185,797)
NET ASSETS—100.0%	$ 487,899

Abbreviations:
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
SBA	Small Business Administration

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities amounted to a value of $153,010 or 31.4% of net assets.
(4)	All or a portion of the security is segregated as collateral for written options.

For information regarding the abbreviations, see the Key Investment Terms starting on page 9.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
(5)	Variable rate security. Rate disclosed is as of November 30, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	No contractual maturity date.
(8)	Amount is less than $500.
(9)	Interest payments may be deferred.
(10)	This loan will settle after November 30, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(11)	Value shown as par value.
(12)	Interest may be forfeited.
(13)	Non-income producing.
(14)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(15)	All or a portion of the portfolio segregated as collateral for borrowings.

Foreign Currencies:
MXN	Mexican Peso
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
Open Purchased Options Contracts as of November 30, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options
S&P 500® Index	224	$66,304	$2,960	12/2/19	$ 1
S&P 500® Index	224	65,968	2,945	12/4/19	7
S&P 500® Index	224	65,856	2,940	12/6/19	13
S&P 500® Index	223	66,343	2,975	12/9/19	26
S&P 500® Index	224	66,640	2,975	12/11/19	47
S&P 500® Index	224	66,640	2,975	12/13/19	63
					157
Call Options
S&P 500® Index	224	72,912	3,255	12/2/19	— (2)
S&P 500® Index	224	72,576	3,240	12/4/19	1
S&P 500® Index	224	72,688	3,245	12/6/19	3
S&P 500® Index	223	72,809	3,265	12/9/19	—
S&P 500® Index	224	73,472	3,280	12/11/19	— (2)
S&P 500® Index	224	73,696	3,290	12/13/19	— (2)
					4
Total Purchased Options					$161

Open Written Options Contracts as of November 30, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options
S&P 500® Index	224	$67,424	$3,010	12/2/19	$ (2)
S&P 500® Index	224	67,088	2,995	12/4/19	(15)
S&P 500® Index	224	66,976	2,990	12/6/19	(20)
S&P 500® Index	223	67,458	3,025	12/9/19	(41)
S&P 500® Index	224	67,760	3,025	12/11/19	(82)
S&P 500® Index	224	67,760	3,025	12/13/19	(118)
					(278)
Call Options
S&P 500® Index	224	71,792	3,205	12/2/19	(1)
S&P 500® Index	224	71,456	3,190	12/4/19	(8)
S&P 500® Index	224	71,568	3,195	12/6/19	(17)
S&P 500® Index	223	71,694	3,215	12/9/19	(13)
S&P 500® Index	224	72,352	3,230	12/11/19	(10)
S&P 500® Index	224	72,576	3,240	12/13/19	(17)
					(66)
Total Written Options					$ (344)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of November 30, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 22,203	$ —	$ 21,846	$357
Corporate Bonds and Notes	119,647	—	119,647	— (1)(2)
Foreign Government Securities	22,223	—	22,223	—
Leveraged Loans	22,628	—	22,518	110
Mortgage-Backed Securities	58,702	—	58,517	185
Municipal Bonds	3,912	—	3,912	—
U.S. Government Securities	1,536	—	1,536	—
Equity Securities:
Common Stocks	402,682	402,682	—	— (1)
Exchange-Traded Fund	4,584	4,584	—	—
Preferred Stocks	5,543	501	5,042	—
Rights	2	—	—	2
Warrant	18	—	18	—
Money Market Mutual Fund	10,199	10,199	—	—
Purchased Options	161	72	89	—
Total Investments, before Written Options	674,040	418,038	255,348	654
Liabilities:
Written Options	(344)	(194)	(150)	—
Total Investments, Net of Written Options	$673,696	$417,844	$255,198	$654

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
Security held by the Fund with an end of period value $110 was transferred from Level 2 to level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2019.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $642,433)	$ 674,040
Cash	7,203
Receivables
Investment securities sold	2,829
Dividends and interest	3,266
Tax reclaims	569
Prepaid Directors’ retainer	56
Prepaid expenses	49
Total assets	688,012
Liabilities
Borrowings	184,750
Written options at value (Premiums received $622)	344
Foreign currency overdraft	— (a)
Payables
Investment securities purchased	13,705
Investment advisory fees	407
Administration and accounting fees	61
Printing fees and expenses	383
Professional fees	234
Interest on borrowings	26
Other accrued expenses	203
Total liabilities	200,113
Net Assets	$487,899
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 47
Capital paid in on shares of beneficial interest	469,711
Total distributable earnings (accumulated losses)	18,141
Net Assets	$ 487,899
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 47,244,439	$ 10.33

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2019
($ reported in thousands)
Investment Income
Dividends	$ 6,744
Interest	6,255
Foreign taxes withheld	(395)
Total investment income	12,604
Expenses
Investment advisory fees	2,777
Administration and accounting fees	372
Printing fees and expenses	344
Directors’ fees and expenses	321
Professional fees	314
Transfer agent fees and expenses	70
Custodian fees	5
Miscellaneous expenses	152
Total expenses before interest expense	4,355
Interest expense on borrowings (Note 8)	2,915
Total expenses after interest expense	7,270
Less administration fee waiver	(1)
Net expenses	7,269
Net investment income (loss)	5,335
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	32,040
Foreign currency transactions	(286)
Written options	(196)
Net increase from payment by affiliate (Note 4D)	6
Net change in unrealized appreciation (depreciation) on:
Investments	(4,009)
Foreign currency transactions	(2)
Written options	396
Net realized and unrealized gain (loss) on investments	27,949
Net increase (decrease) in net assets resulting from operations	$33,284
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2019(1)	Year Ended November 30, 2018(1)
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 5,335	$ 6,815
Net realized gain (loss)	31,558	(21,516)
Net increase from payment by affiliate (Note 4D)	6	—
Net change in unrealized appreciation (depreciation)	(3,615)	(15,839)
Increase (decrease) in net assets resulting from operations	33,284	(30,540)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(6,728)	(8,263)
Return of capital	(24,375)	(22,823)
Dividends and Distributions to Shareholders	(31,103)	(31,086)
From Capital Share Transactions
Issuance of common stock related to reinvestment of distributions (150,977 and 0 shares, respectively)	1,645	—
Plan of reorganization (Note 11)	256,119	—
Increase (decrease) in net assets from capital transactions	257,764	—
Net increase (decrease) in net assets	259,945	(61,626)
Net Assets
Beginning of period	227,954	289,580
End of period	$ 487,899	$ 227,954
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	21,527,388	21,527,389
Adjustment for fractional common shares	—	(1)
Issuance of common stock related to reinvestment of distributions	150,977	—
Common shares issued from plan of reorganization (Note 11)	25,566,074	—
Common shares outstanding at end of period	47,244,439	21,527,388

(1)	On November 18, 2019, Virtus Total Return Fund, Inc. (ZF) was reorganized into the Fund (f/k/a Virtus Global Dividend & Income Fund Inc.). The activity in the table presented above is for the accounting survivor, ZF, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 11 Plan of Reorganization in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 33,284
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	395,460
(Increase) Decrease in investment securities sold receivable	(2,251)
Purchases of long-term investments	(373,142)
Increase (Decrease) in investment securities purchased payable	10,016
Net (purchases) or sales of short-term investments	(6,395)
Net (purchases) or sales of purchased options	(3,140)
Net purchases or (sales) of written options	(835)
Net change in unrealized (appreciation)/depreciation on investments	3,613
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	226
Net realized (gain)/loss on investments	(31,844)
Return of capital distributions on investments	600
Amortization of premium and accretion of discounts on investments	41
Proceeds from litigation settlements	233
(Increase) Decrease in tax reclaims receivable	53
(Increase) Decrease in dividends and interest receivable	(326)
(Increase) Decrease in prepaid expenses	(21)
(Increase) Decrease in prepaid Directors’ retainer	2
Increase (Decrease) in interest payable on borrowings	(1)
Increase (Decrease) in affiliated expenses payable	121
Increase (Decrease) in non-affiliated expenses payable	288
Cash provided by (used for) operating activities	25,982
Cash by provided (used for) financing activites:
Cash receipts from borrowings	10,000
Cash payments to reduce borrowings	(7,000)
Cash distributions paid to shareholders	(32,250)
Increase in cash from plan of reorganization	3,672
Cash provided by (used for) financing activities	(25,578)
Net increase/decrease in cash	404
Cash:
Cash and foreign currency at beginning of period	6,799
Cash and foreign currency at end of period	$ 7,203
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 1,645
Cash paid during the period for interest expense on borrowings	$ 2,916
Noncash transactions from plan of reorganization:
Investment in securities, identified cost	$ 321,560
Other assets	$ 2,003
Borrowings	$ 97,500
Written options, premiums received	$ 296
Other liabilities	$ 4,377
Capital	$ 225,062
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,				Fiscal Period Ended November 30, 2015(1)(2)
	2019 (1)	2018 (1)	2017 (1)	2016 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 11.01	$ 13.98	$ 12.25	$ 12.22	$ 13.50
Income (loss) from investment operations:
Net investment income (loss)(3)	0.24	0.34	0.30	0.43	0.48
Net realized and unrealized gain (loss)	0.52	(1.81)	2.34	0.66	(0.70)
Payment from affiliate	— (4)	—	—	—	—
Total from investment operations	0.76	(1.47)	2.64	1.09	(0.22)
Dividends and Distributions to Shareholders:
Net investment income	(0.31)	(0.31)	(0.36)	(1.06)	(1.06)
Net realized gains	—	(0.09)	(0.60)	—	—
Return of capital	(1.13)	(1.10)	—	—	—
Total dividends and distributions to shareholders	(1.44)	(1.50)	(0.96)	(1.06)	(1.06)
Fund Share Transactions (Note 10)
Anti-dilutive impact of tender offers	—	—	0.05	—	—
Net asset value, end of period	$ 10.33	$ 11.01	$ 13.98	$ 12.25	$ 12.22
Market value, end of period(5)	$ 10.98	$ 9.64	$ 13.33	$ 11.61	$ 10.26
Total return, net asset value(6)	16.67%	(10.17)%	26.37%	10.09%	(0.92)% (7)
Total return, market value(6)	41.67%	(17.51)%	27.06%	24.37%	(6.56)% (7)
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(8)	2.99% (9)	2.61%	2.55% (11)	2.33%	1.97% (12)
Ratio of total expenses after interest expense to average net assets	2.99% (9)	2.70%	2.62% (11)	2.33%	1.97% (12)
Ratio of net investment income (loss) to average net assets	2.20% (9)	2.75%	2.86% (11)	3.44%	3.90% (12)
Portfolio turnover rate	110% (10)	46%	61%	60%	32% (7)
Net assets, end of period (000’s)	$ 487,899	$227,954	$ 289,580	$126,508	$ 126,454
Borrowings, end of period (000’s)	$ 184,750	$ 84,250	$ 105,000	$ 47,000	$ 43,500
Asset coverage, per $1,000 principal amount of borrowings(13)	$ 3,641	$ 3,706	$ 3,758	$ 3,692	$ 3,907

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Year Ended December 31, 2014(1)

PER SHARE DATA:
Net asset value, beginning of period	$ 12.86
Income (loss) from investment operations:
Net investment income (loss)(3)	0.85
Net realized and unrealized gain (loss)	0.75
Total from investment operations	1.60
Dividends and Distributions to Shareholders:
Net investment income	(0.96)
Total dividends and distributions to shareholders	(0.96)
Net asset value, end of period	$ 13.50
Market value, end of period(5)	$ 12.01
Total return, net asset value(6)	13.59%
Total return, market value(6)	21.98%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(8)	1.93%
Ratio of total expenses after interest expense to average net assets	1.93%
Ratio of net investment income (loss) to average net assets	1.61%
Portfolio turnover rate	33%
Net assets, end of period (000’s)	$139,630
Borrowings, end of period (000’s)	$ 50,500
Asset coverage, per $1,000 principal amount of borrowings(13)	$ 3,765

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the former Virtus Total Return Fund Inc. (ZF). For periods prior to April 3, 2017, the activity in the table presented above was for the accounting survivor of that reorganization, DCA. In addition, on November 18, 2019, ZF was reorganized into the Fund. For periods between April 3, 2017 and November 18, 2019, the activity in the table presented above is for ZF, and thereafter it is for the Fund. The net asset values and other per share information for periods prior to the April 3, 2017 reorganization were revised to reflect the share conversion ratio from that reorganization of 0.391206, and the net asset values and other per share information for periods between April 3, 2017 and November 18, 2019 have been revised to reflect the share conversion ratio from the later reorganization of 1.039518. See Note 11 Plan of Reorganization in the Notes to Financial Statements, for information about the 2019 reorganization.
(2)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(3)	Calculated using average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Closing Price – New York Stock Exchange.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(7)	Not Annualized.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(8)	Ratio of total expenses, before interest expense on the line of credit, was 1.79%, 1.63%, and 1.92% for the years ended November 30, 2019, 2018 and 2017, respectively, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58% for the year ended December 31, 2014.
(9)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(10)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019 (see Note 11).
(11)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(12)	Annualized.
(13)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2019
Note 1. Organization
Virtus Total Return Fund Inc. (f/k/a Virtus Global Dividend & Income Fund Inc.) (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is capital appreciation with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
(“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from investments in REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Dividends and Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
H.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
A.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out-of-the-money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.
The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2019:

Assets: Purchased options at value	$161 (1)
Liabilities: Written options at value	(344)
Net asset (liability) balance	$ (183)
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of November 30, 2019:
Net realized gain (loss) from purchased options	(3,417) (2)
Net realized gain (loss) from written options	(196)
Net change in unrealized appreciation (depreciation) on purchased options	64 (3)
Net change in unrealized appreciation (depreciation) on written options	396
Total realized and unrealized gain (loss) on purchased and written options	$(3,153)
(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the period ended November 30, 2019, the average daily premiums paid by the Fund for purchased options was $174 and the average daily premiums received by the Fund from written options was $334
Note 4. Investment Advisory Fees and Other Transactions with Affiliates
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and Rampart Investment Management Company, LLC (“Rampart”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s options overlay strategy. These three subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.
Prior to the reorganization on November 18, 2019, Kayne Anderson Rudnick Investment Management, LLC, an indirect wholly-owned subsidiary of Virtus, was the subadviser of the equity portion of the Fund’s portfolio.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the period ended November 30, 2019, the Fund incurred administration fees totaling $332 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
For the period ended November 30, 2019, the Fund waived administration fees totaling $1 as reported in the Statement of Operations for a waiver which expired December 2, 2018.
D.	Payment from Affiliate
During the period ended November 30 2019, the subadviser reimbursed the Fund for losses. These amounts are included in “Net increase from payment by affiliate” in the Statement of Operations. There was no impact on the total return.
E.	Directors’ Fees
($ reported in thousands)
For the period ended November 30, 2019, the Fund incurred Directors’ fees totaling $279 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term investments and written options) during the period ended November 30, 2019, were as follows:
Purchases	Sales
$344,242	$362,571
Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2019, were as follows:
Purchases	Sales
$28,900	$32,889
Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased options)	$642,825	$47,354	$(16,139)	$31,215
Written options	(344)	—	—	—
For the fiscal period ended November 30, 2019, the Fund had capital loss carryovers available to offset future realized gains as follows:
No Expiration
Short-Term	Long-Term	Total
$10,086	$2,948	$13,034
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.
For the period ended November 30, 2019, the Fund utilized $14,480 losses deferred in prior years against current year capital gains.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2019, the Fund deferred and recognized qualified late-year losses as follows:
Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$ 34	$ (5)	$ —	$ (1,703)
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2019 and November 30, 2018, was as follows:

	2019	2018
Ordinary Income	$ 7,224	$ 6,560
Long-Term Capital Gains	—	1,703
Return of Capital	26,171	22,823
Total	$33,395	$31,086
The difference between the distributions reported on the Statement of Changes and this table is due to the merger and the difference between the legal survivor and the accounting survivor described in Note 11 Plan of Reorganization.
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of November 30, 2019, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:
Capital Paid in on Shares of Beneficial Interest	Total distributable earnings (accumulated losses)
$ 25,472	$ (25,472)
Perment book/tax differences are primarily related to the reorganization described in Note 11 Plan of Reorganization.
Note 7. Credit and Sector Risks
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On December 14, 2018, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $260,000 (“Commitment Amount”). On November 18, 2019, the Agreement was further amended to reduce the Commitment Amount to $235,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended November 30, 2019 were $111 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended November 30, 2019, the average daily borrowings under the Agreement and the weighted daily average interest rate were $88,161 and 3.137%, respectively. At November 30, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$184,750	2.56%

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers
At November 30, 2019, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 47,244,439 shares are outstanding.
Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2019, and November 30, 2018, 150,977 and 0 shares were issued, respectively.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the periods ended November 30, 2019 and November 30, 2018, there were no repurchases.
On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on June 23, 2017. As a result of the tender offer, $16,265 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the NAV per share of all the outstanding shares after close of the tender offer.
On December 19, 2019, the Fund paid a distribution of $0.113 to shareholders of record on December 11, 2019. The distribution had an ex-dividend date of December 12, 2019.
On January 9, 2020, the Fund paid a distribution of $0.113 to shareholders of record on December 31, 2019. The distribution had an ex-dividend date of January 6, 2020.
Note 11. Plan of Reorganization
($ reported in thousands)
On November 1, 2019, the shareholders of the former Virtus Total Return Fund Inc. (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Reorganization”). Pursuant to the Reorganization, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.
Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on November 15, 2019. The Reorganization was accomplished by a tax-free exchange of shares and was effective on November 18, 2019. The share transactions associated with the Reorganization are as follows:
Merged Fund Shares Outstanding	Shares Converted of the Fund	Merged Fund Net Assets	Coversion Ratio
21,662,219	22,518,266	$233,400	1.039518
The net assets and composition of net assets for the Fund at the close of November 15, 2019, were as follows:
The Fund’s Net Assets	Common Stock ($0.001 par value 500,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$256,119	$25	$279,502	$(23,408) *
*Includes net unrealized appreciation of $31,057 at the close of business on November 15, 2019.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $489,519.
Assuming the acquisition had been completed on December 1, 2018, the beginning of the annual reporting period of the Fund, the pro-forma results of operations for the period ended November 30, 2019 would have been as follows:
Net investment income (loss)	$11,647 (a)
Net realized and change in unrealized gain (loss) on investments	50,645 (b)
Net increase (decrease) in net assets resulting from operations	$62,292
(a) $5,335, as reported in the Statement of Operations, plus $6,312 Net investment income from the Fund pre-reorganization.
(b) $27,949, as reported in the Statement of Operations, plus $22,696 Net realized and change in unrealized gain (loss) on investments from the Fund pre-merger.
Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since November 18, 2019.
Note 12. Regulatory Matters and Litigation
From time to time, the Adviser, the subadvisers and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Virtus Total Return Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2019, the related statements of operations and cash flows for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2020
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS TOTAL RETURN FUND INC.
TAX INFORMATION NOTICE (Unaudited)
November 30, 2019
For the fiscal year ended November 30, 2019, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
QDI	DRD	LTCG
100.00%	37.62%	$—

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund filed its complete schedule of portfolio holdings with the SEC for its first fiscal quarter (February 28) on Form N-Q and its third fiscal quarter (August 31) on Form NPORT-EX. For each subsequent first and third fiscal quarter thereafter, the Fund will file a complete schedule of portfolio holdings with the SEC as an exhibit to its reports on Form NPORT-P. The Fund’s Form N-Q, Form NPORT-EX and Form NPORT-P are available on the SEC’s website at https://www.sec.gov.

Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary

Automatic Reinvestment and Cash Purchase Plan (Unaudited) (Continued)
suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete

Automatic Reinvestment and Cash Purchase Plan (Unaudited) (Continued)
and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

Results of Special Meeting of Shareholders (Unaudited)
A Joint Special Meeting of Shareholders of Virtus Total Return Fund Inc. (formerly known as Virtus Global Dividend & Income Fund Inc.; “ZTR”) and of the former Virtus Total Return Fund Inc. (“ZF”) was held on November 1, 2019. The meeting was held for purposes of (i) the shareholders of ZF approving an Agreement and Plan of Reorganization between ZF and ZTR that would include the merger of ZF with and into ZTR (the “Reorganization”); (ii) the shareholders of ZTR approving the issuance of additional shares of common stock of ZTR to effect the Reorganization, (iii) the shareholders of ZTR approving Duff & Phelps Investment Management Co. as the subadviser of the equity portion of ZTR’s portfolio after the Reorganization; and (iv) the shareholders of both ZTR and ZF electing five (5) nominees to the Board of Directors effective January 1, 2020.
    The results were as follows:
Proposal	For	Against	Abstain
Approve the reorganization of ZF into ZTR	11,004,501.429	942,370.887	523,148.977
Approve the issuance of additional shares in connection with the reorganization	11,628,630.460	1,225,683.602	559,803.368
Approve the subadvisory agreement between Virtus Investment Advisers, Inc., and Duff & Phelps Investment Management Co.	11,835,025.372	786,858.859	792,233.199
Shareholders of ZTR and ZF approved each proposal.
Election of Five New Directors	ZTR		ZF
	For	Withheld	For	Withheld
Donald C. Burke	16,201,057.397	1,153,811.033	16,473,031.975	1,169,870.318
Sidney E. Harris	16,181,537.400	1,173,331.030	16,462,671.932	1,180,230.361
John R. Mallin	16,201,023.691	1,153,844.739	16,471,457.632	1,171,444.661
Connie D. McDaniel	16,169,993.916	1,184,874.514	16,471,095.170	1,171,807.123
Geraldine M. McNamara	16,165,929.975	1,188,938.455	16,467,839.948	1,175,062.345
Based on the foregoing, Donald C. Burke, Sidney E. Harris, John R. Mallin, Connie D. McDaniel and Geraldine M. McNamara were elected as Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer*, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino.
*Mr. Moyer subsequently resigned as a Director and was appointed as an Advisory Board Member.

CONSIDERATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (ZTR) (Unaudited)
The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (formerly, Virtus Global Multi-Sector Income Fund Inc.) (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”) with Newfleet Asset Management, LLC (“Newfleet”) and Rampart Investment Management, LLC (“Rampart”) (each a “Subadviser”, and together “Subadvisers”). At in-person meetings held on October 28 and November 18, 2019 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement due for renewal, as further discussed below. Although Duff & Phelps Investment Management Company (“Duff & Phelps”) also provides subadvisory services to the Fund pursuant to a subadvisory agreement approved by shareholders of the Fund effective as of November 18, 2019, the Board previously approved, and recommended that Fund shareholders approve, the subadvisory agreement with Duff & Phelps on July 1, 2019, as separately reported, in connection with the reorganization of the former Virtus Total Return Fund Inc. (“ZF”) with and into the Fund (the “Reorganization”); therefore, the Board did not reconsider that agreement at the Meetings.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.

CONSIDERATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (ZTR) (Unaudited) (Continued)
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and the experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser was currently involved in any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment

CONSIDERATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (ZTR) (Unaudited) (Continued)
strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the performance of the Fund for the period prior to the Reorganization represented performance of ZF, as ZF was the accounting survivor in the Reorganization. The Board considered that the Fund’s performance for the year-to-date and 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median of the Performance Universe, and outperformed its benchmark, for the same periods.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s gross management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s gross management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.
The Board noted that the Fund’s contractual management fees were below the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In

CONSIDERATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (ZTR) (Unaudited) (Continued)
considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.
The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

Board Considerations in Approving the DPIM Subadvisory Agreement (Unaudited)
At an in-person meeting held on July 1, 2019 the Board of Directors of the Fund, including a majority of the Independent Directors, considered a new subadvisory agreement between Virtus Investment Advisers, Inc. (“VIA”) and Duff & Phelps Investment Management Co. (“DPIM”) (the “DPIM Subadvisory Agreement”) in connection with the reorganization of the former Virtus Total Return Fund Inc. (“ZF”) with and into the Fund and voted to approve and recommend the DPIM Subadvisory Agreement to shareholders for their approval, replacing Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) as subadviser to manage the Fund’s equity portfolio. The Board, including a majority of the Independent Directors, last renewed an investment subadvisory agreement (the “Previous Subadvisory Agreement”) between VIA and Kayne, at a meeting held on November 13, 2018. The DPIM Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the agreement. As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the Subadvisory Agreement, and the fees payable to VIA by the Fund under the Advisory Agreement did not change.
In evaluating, approving and recommending to the Fund’s shareholders that they approve the DPIM Subadvisory Agreement, the Board requested and evaluated information provided by VIA and DPIM, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of the DPIM Subadvisory Agreement would be in the best interests of the Fund and its shareholders. The Board noted the affiliation of DPIM with VIA, and potential conflicts of interest therein.
The Independent Directors were advised separately by independent legal counsel throughout the process. In approving and recommending to shareholders the DPIM Subadvisory Agreement, the Board considered all factors that it considered relevant, including the specific factors described below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the DPIM Subadvisory Agreement in executive sessions with its independent legal counsel at which no representatives of DPIM were present.
Nature, Extent and Quality of the Services to be Provided
The Directors considered various data and information regarding the nature, extent and quality of the services to be provided under the DPIM Subadvisory Agreement, including the responses by DPIM to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors received in advance of the meeting information in the form of an extensive questionnaire completed by DPIM concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Directors noted that DPIM would continue to provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Directors reviewed biographical information for each portfolio manager of DPIM who would be providing services under the DPIM Subadvisory Agreement and noted their experience in managing ZF using similar investment strategies. In considering the approval of the DPIM Subadvisory Agreement, the Directors considered DPIM’s investment management process, including (a) the experience, capability and integrity of DPIM’s management and other personnel committed by DPIM to the Fund; (b) the quality and commitment of DPIM’s regulatory and legal compliance policies, procedures and systems; and (c) DPIM’s brokerage and trading practices.

Board Considerations in Approving the DPIM Subadvisory Agreement (Unaudited) (Continued)
Performance, Fees and Expenses of the Fund
The Directors considered the rate of the investment subadvisory fee that would be paid by VIA (and not the Fund) under the DPIM Subadvisory Agreement, and the advisory fee paid by the Fund, both of which would be identical to the fees paid under the previous subadvisory agreement and the advisory Agreement. The Directors also considered the prior performance of ZF during the period it was managed by DPIM using the strategies that would be applied to the Fund. The Board noted ZF outperformed the Fund on a NAV basis over the one-, three-, five- and ten-year periods ended April 30, 2019. Further, the Directors considered the fact that, while DPIM is an affiliate of VIA, there are no other tangible benefits to VIA or DPIM in providing investment advisory services to the Fund, other than the fee to be earned under the DPIM Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Fund could enhance DPIM’s reputation in the marketplace, and, therefore, would enable DPIM to attract additional client relationships.
Profitability
In considering the profitability of DPIM in connection with its relationship to the Fund, the Board noted that the fees payable under the DPIM Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fee would be paid at an identical level as under the Previous Subadvisory Agreement. For these reasons, the profitability to DPIM of its relationship with the Fund was not a material factor in the Board’s deliberations at this time.
Economies of Scale
For similar reasons, the Board did not consider the potential economies of scale in DPIM’s management of the Fund to be a material factor in its consideration at this time.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the DPIM Subadvisory Agreement as in the best interests of the Fund and its shareholders.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class l 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class l 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 70 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class ll Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class lll 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2016, Class l 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Rogers, James B., Jr. YOB: 1942 Served Since: 1988, Class I 3 Portfolios	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ananti Inc., Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2004, Class I 70 Portfolios	Senior Adviser (since 2018), Vatic Labs, LLC and Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Principal and Chief Administrative Officer (since 2006), Global Infrastructure Partners; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2004), Virtus Total Return Fund Inc.; Director (2004 to 2019), the former Virtus Total Return Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Zino, Brian T. YOB: 1952 Served Since: 2014, Class lll 70 Portfolios	Retired. Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Aylward, George R.* Director and President YOB: 1964 Served Since: 2006, Class ll 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Moyer, William R. YOB: 1944 Served Since: 2020 70 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Member (since 2020), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Honorary Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Brown, Thomas J. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2020 70 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Officers Who Are Not Directors
Name, and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps SelectMLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and various officer positions (since 2006) with Virtus affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II; and various officer positions (since 2003) with Virtus affiliates.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020)	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Vice President (since 2017) and Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust; and various officer positions (since 2008) with Virtus affiliates.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions (since 2006) with Virtus affiliates.

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VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Thomas J. Brown, Honorary Member
Hassell H. McClellan, Honorary Member
Richard E. Segerson, Honorary Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8644	01-20

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

*Amounts represent billings to the accounting survivor (ZF) in the 11/18/19 reorganization.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,400 for 2019 and $24,380 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,247 for 2019 and $3,781 for 2018. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,700 for 2019 and $9,439 for 2018.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Total Return Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,947 for 2019 and $13,220 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee. As of the end of the period covered by the report, the members of the Audit Committee were: Philip R. McLoughlin, Brian T. Zino, William R. Moyer, James B. Rogers, R. Keith Walton and James M. Oates. On January 14, 2020, the members of the audit committee changed to: Brian T. Zino, Donald C. Burke, John R. Mallin, and Connie D. McDaniel. William R. Moyer also serves as an advisory member of the audit committee, effective January 14, 2020.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues – executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder Proposals – whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the adviser/subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. The adviser/subadviser or delegate may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on the adviser/subadviser or delegate.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, Duff & Phelps Investment Management Co. (“Duff & Phelps”), Newfleet Asset Management, LLC (“Newfleet”), and/or Rampart Investment Management Company, LLC (“Rampart”). Following are summaries of their proxy voting policies.

Duff & Phelps

Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third party vendor’s policies. When the Guidelines outline a voting position to be determined on a case-by-case basis, or the Guidelines do not list them, then Duff & Phelps will choose to vote the proxy according to either the voting recommendation of a non-affiliated third party vendor or pursuant to client direction. The method selected will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Rampart

Rampart has adopted proxy voting policies, procedures and guidelines (“Guidelines”) in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to the Fund’s Policy and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Fund. Any Rampart representative identifying a conflict of interest in voting a proxy is required to immediately report the conflict of interest to Rampart’s CCO who will determine a course of action.

Rampart’s Guidelines allow Rampart to utilize a qualified, non-affiliated third party vendor to review proxies and make voting recommendations on behalf of Rampart’s clients consistent with the Guidelines.

Rampart may choose not to vote proxies in certain situations or for certain accounts, such as but not limited to the following:

•	When Rampart deems the cost of voting would exceed any anticipated benefit to the respective client(s);

•	When a proxy is received for a security Rampart no longer manages (i.e., Rampart has previously sold the entire position); and/or

•	When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security.

A complete copy of Rampart’s Proxy Voting Guidelines is available by sending a written request to Rampart Investment Management Company, LLC, Attn: Chief Compliance Officer, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s sub-advisers are Duff & Phelps Investment Management Co. (“Duff & Phelps”), Newfleet Asset Management, LLC (“Newfleet”), and Rampart Investment Management Company, LLC (“Rampart”). The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps

Connie M. Luecke, CFA

Ms. Luecke joined Duff & Phelps in 1992 and has been a Senior Managing Director since 2014. She has been a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004, and for the equity portion of the Virtus Total Return Fund Inc. Ms. Luecke is also the Chief Investment Officer for the DNP Select Income Fund Inc. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

Newfleet

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus Investment Partners investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht has been a portfolio manager of the Fund and its predecessor since 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is co-manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet Dynamic Credit ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

Rampart

Warun Kumar

Mr. Kumar is chief investment officer and Portfolio Manager at Rampart (since October 2015), a Virtus affiliate specializing in option strategies. Prior to joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

(a)(2)    Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2019, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	15	$9,054.9	2	$243.6
	Other Pooled Investment Vehicles:	2	$88.9	0	0
	Other Accounts:	0	0	0	0
Warun Kumar	Registered Investment Companies:	7	$897.3	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	53	$170.4	0	0
Connie M. Luecke	Registered Investment Companies:	2	$4,195	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Rampart (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)    Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2019, beneficial ownership of shares of the Fund by Messrs. Albrycht and Kumar, and Ms. Luecke, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Warun Kumar	$0
Connie M. Luecke	$100,001 – $500,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2019	0	$0.00	0	2,654,033
July 2019	0	$0.00	0	2,654,033
August 2019	0	$0.00	0	2,654,033
September 2019	0	$0.00	0	2,654,033
October 2019	0	$0.00	0	2,654,033
November 2019	0	$0.00	0	2,654,033
Total	0	$0.00	0	2,654,033

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced 3/13/12 and expanded 9/19/12 and 2/10/14

b.	The dollar amount (or share or unit amount) approved 6,884,886 shares

c.	The expiration date (if any) of each plan or program – none

d.	Each plan or program that has expired during the period covered by the table – none

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid from June 1, 2019 through November 30, 2019 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/7/20

*	Print the name and title of each signing officer under his or her signature.